UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 5, 2004

(Date of earliest event reported)

CARDIMA, INC.

(Exact name of registrant as specified in its charter)

California	000-22419	94-3177883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

47266 Benicia Street, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 354-0300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

(a) Amended Executive Agreement with Gabriel B. Vegh

On November 5, 2004, Cardima, Inc. (the “Company”) entered into an Amended Executive Agreement with Gabriel B. Vegh, the Company’s Chairman of the Board and Chief Executive Officer, which supersedes a prior agreement dated August 30, 2000.

The agreement sets forth the terms of Mr. Vegh’s continued employment with the Company, which will be on an “at-will” basis. Under the agreement, Mr. Vegh’s annual salary will not be less than $275,000 and will be reviewed annually based generally on performance and market conditions. In addition, Mr. Vegh will continue to be eligible for the Company’s standard benefits package and, subject to approval of the Board of Directors, will be eligible for annual executive bonuses.

The agreement provides that, in the event of a “Change in Control” as described below, vesting of all of Mr. Vegh’s stock options issued prior to the effective date of the agreement will fully and immediately vest. Stock options granted after the effective date of the agreement shall be accelerated by the same number of months of completed months of vesting for such options.

The agreement also provides that if Mr. Vegh is terminated without “Cause” (as described below) and subject to, and upon the effective date of, the release of claims described below, Mr. Vegh (i) will receive an additional 36 months of continued base salary, (ii) will continue to receive the Company’s standard benefits package for an additional 36 months, (iii) will receive a bonus for each of the three Company fiscal years coinciding with or immediately following his termination based upon the average bonus he received in the preceding three years prior to his termination at the same times that he would have received an annual bonus from the Company had he remained in employment with the Company, (iv) will have his stock options vest on an accelerated basis as described above, and (v) will have ninety (90) days from the date of termination of his employment to exercise his vested options.

As a condition for the severance and accelerated option vesting benefits provided for in the agreement, Mr. Vegh agreed that he must execute a general waiver and release of all claims that he may have against the Company and its employees, agents, advisors, and directors, in a general waiver and release form that the Company may require, and such waiver and release must become effective in accordance with its terms. Mr. Vegh also confirmed that he is bound by the terms of the Company’s Proprietary Information and Inventions Agreement that he executed on May 5, 1993.

For purposes of the agreement, “Change in Control” means the consummation of one of the following: (a) the acquisition of 50.1% or more of the outstanding stock of the Company pursuant to a tender offer validly made under any federal or state law (other than a tender offer by the Company); (b) a merger, consolidation or other reorganization of the Company (other than a reincorporation of the Company), if after giving effect to such merger, consolidation or other reorganization of the Company, the stockholders of the Company immediately prior to such merger, consolidation or other reorganization do not represent a majority in interest of the holders of voting securities (on a fully diluted basis) with the ordinary voting power to elect directors of the surviving or resulting entity after such merger, consolidation or other reorganization; (c) the sale of all or substantially all of the assets of the Company to a third party who is not an affiliate of the Company; or (d) the dissolution of the Company pursuant to action by the stockholders of the Company in accordance with applicable state law.

For purposes of Mr. Vegh’s agreement, “Cause” shall mean (a) his willful misconduct or gross negligence in performance of his duties under or material breach of the agreement, including his refusal to comply in any material respect with the legal directives of the Company’s Chief Executive Officer or Board of

Directors so long as such directives are not inconsistent with his position and duties, and such refusal to comply is not remedied within 20 working days after written notice from the Chief Executive Officer or Board of Directors stating that failure to remedy such conduct may result in termination for cause; (b) dishonest or fraudulent conduct, a deliberate attempt to do an injury to the Company, or conduct that materially discredits the Company or is materially detrimental to the reputation of the Company, including conviction of a felony related to or adversely reflecting on the Company; or (c) his incurable material breach of any element of the Company’s Proprietary Information Agreement, including his theft or other misappropriation of the Company’s proprietary information.

A copy of the Amended Executive Agreement with Mr. Vegh is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

(b) Amended Executive Agreement with William Wheeler

Effective as of November 5, 2004, the Company entered into an Amended Executive Agreement with William Wheeler, its President and Chief Operating Officer, which supersedes a prior agreement dated August 30, 2000.

The agreement sets forth the terms of Mr. Wheeler’s continued employment with the Company, which will be on an “at-will” basis. Under the agreement, Mr. Wheeler’s annual salary will not be less than $250,000 and will be reviewed annually based generally on performance and market conditions. In addition, Mr. Wheeler will continue to be eligible for the Company’s standard benefits package and, subject to approval of the Board of Directors, will be eligible for annual executive bonuses.

In the event of a “Change in Control” as defined in the agreement, vesting of all of Mr. Wheeler’s stock options issued prior to the effective date of the agreement will fully and immediately vest. Stock options granted after the effective date of the agreement shall be accelerated by the same number of months of completed months of vesting for such options.

The agreement also provides that if Mr. Wheeler is terminated without “Cause” as defined in the agreement, and subject to his delivering a release of claims to the Company as described below, he (i) will receive an additional 18 months of continued base salary, (ii) will continue to receive the Company’s standard benefits package for an additional 18 months, (iii) will receive a bonus for each of the two Company fiscal years coinciding with or immediately following his termination based upon the average bonus he received in the preceding two years prior to his termination at the same times that he would have received an annual bonus from the Company had he remained in employment with the Company, the second year bonus payment limited to fifty percent (50%) of the average bonus he received in the preceding two years prior to his termination, (iv) will have his stock options vest on an accelerated basis as provided in paragraph 2 above, and (v) he will have 90 days from the date of termination of his employment to exercise his vested options.

The definitions of “Change in Control” and “Cause” in Mr. Vegh’s agreement, as described above, apply to Mr. Wheeler’s agreement.

As a condition for the severance and accelerated option vesting benefits provided for in the agreement, Mr. Wheeler agreed that he must execute a general waiver and release of all claims that he may have against the Company and its employees, agents, advisors, and directors, in a general waiver and release form that the Company may require, and such waiver and release must become effective in accordance with its terms. Mr. Wheeler also confirmed that he is bound by the terms of the Company’s Proprietary Information and Inventions Agreement that he executed previously.

A copy of the Amended Executive Agreement with Mr. Wheeler is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

(c) Amended Executive Agreement with Victor Barajas

On November 5, 2004, the Company entered into an Amended Executive Agreement with Victor Barajas, its Senior Vice President, Operations, which supersedes a prior agreement between the parties dated August 30, 2000.

The agreement sets forth the terms of Mr. Barajas’ continued employment with the Company, which will be on an “at-will” basis. Under the agreement, his annual salary will not be less than $184,000 and will be reviewed annually based generally on performance and market conditions. In addition, he will continue to be eligible for the Company’s standard benefits package and, subject to approval of the Board of Directors, will be eligible for annual executive bonuses.

In the event of a “Change in Control” as defined in the agreement, vesting of all of Mr. Barajas’ stock options issued prior to the effective date of the agreement will fully and immediately vest. Stock options granted after the effective date of the agreement shall be accelerated by the same number of months of completed months of vesting for such options.

The agreement also provides that if Mr. Barajas is terminated without “Cause” as defined in the agreement, and subject to his delivering a release of claims to the Company as described below, he (i) will receive an additional 12 months of continued base salary, (ii) will continue to receive the Company’s standard benefits package for an additional 12 months, (iii) will receive a bonus for the Company fiscal year coinciding with or immediately following his termination based upon the average bonus he received in the preceding two years prior to his termination at the same times that he would have received an annual bonus from the Company had he remained in employment with the Company, (iv) will have his stock options vest on an accelerated basis as provided in paragraph 2 above, and (v) he will have 90 days from the date of termination of his employment to exercise his vested options.

The definitions of “Change in Control” and “Cause” in Mr. Vegh’s agreement, as described above, apply to Mr. Barajas’ agreement.

As a condition for the severance and accelerated option vesting benefits provided for in the agreement, Mr. Barajas agreed that he must execute a general waiver and release of all claims that he may have against the Company and its employees, agents, advisors, and directors, in a general waiver and release form that the Company may require, and such waiver and release must become effective in accordance with its terms. Mr. Barajas also confirmed that he is bound by the terms of the Company’s Proprietary Information and Inventions Agreement that he executed previously.

A copy of the Amended Executive Agreement with Mr. Barajas is filed as Exhibit 99.3 to this report and is incorporated herein by reference.

(d) Amended Executive Agreement with Eric K. Chan

On November 5, 2004, the Company entered into an Amended Executive Agreement with Eric K. Chan, its Vice President, Product Development, which supersedes a prior agreement dated August 30, 2000.

The agreement sets forth the terms of Dr. Chan’s continued employment with the Company, which will be on an “at-will” basis. Under the agreement, Dr. Chan’s annual salary will not be less than $180,000 and will be reviewed annually based generally on performance and market conditions. In addition, Dr. Chan will continue to be eligible for the Company’s standard benefits package and, subject to approval of the Board of Directors, will be eligible for annual executive bonuses.

In the event of a “Change in Control” as defined in the agreement, vesting of all of Dr. Chan’s stock options issued prior to the effective date of the agreement will fully and immediately vest. Stock options granted after the effective date of the agreement shall be accelerated by the same number of months of completed months of vesting for such options.

The agreement also provides that if Dr. Chan is terminated without “Cause” as defined in the agreement, and subject to his delivering a release of claims to the Company as described below, he (i) will receive an additional 12 months of continued base salary, (ii) will continue to receive the Company’s standard benefits package for an additional 12 months, (iii) will receive a bonus for the Company fiscal year coinciding with or immediately following his termination based upon the average bonus he received in the preceding two years prior to his termination at the same times that he would have received an annual bonus from the Company had he remained in employment with the Company, (iv) will have his stock options vest on an accelerated basis as provided in paragraph 2 above, and (v) he will have 90 days from the date of termination of his employment to exercise his vested options.

The definitions of “Change in Control” and “Cause” in Mr. Vegh’s agreement, as described above, apply to Dr. Chan’s agreement.

As a condition for the severance and accelerated option vesting benefits provided for in the agreement, Dr. Chan agreed that he must execute a general waiver and release of all claims that he may have against the Company and its employees, agents, advisors, and directors, in a general waiver and release form that the Company may require, and such waiver and release must become effective in accordance with its terms. Dr. Chan also confirmed that he is bound by the terms of the Company’s Proprietary Information and Inventions Agreement that he executed previously.

A copy of the Amended Executive Agreement with Dr. Chan is filed as Exhibit 99.4 to this report and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 1.02.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Amended Executive Agreement, effective as of November 5, 2004, by and between Cardima, Inc. and Gabriel B. Vegh.

99.2	Amended Executive Agreement, effective as of November 10, 2004, by and between Cardima, Inc. and William Wheeler.

99.3	Amended Executive Agreement, effective as of November 5, 2004, by and between Cardima, Inc. and Victor Barajas.

99.4	Amended Executive Agreement, effective as of November 5, 2004, by and between Cardima, Inc. and Eric K. Chan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIMA, INC.

Date: November 10, 2004	By:	/s/ Barry D. Michaels
Barry D. Michaels
Interim Chief Financial Officer and Secretary